                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Definitive Proxy Statement
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[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        Entrust Financial Services, Inc.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Entrust Financial Services, Inc.
6795 E. Tennessee Ave., 5th Floor
Denver, Colorado 80224

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 15, 2002

TO OUR SHAREHOLDERS:

        Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Entrust Financial Services, Inc, will be held at 6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224, on January 15, 2002, at 10:00 a.m., local time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

        The Meeting is for the purpose of considering and acting upon:

        1. The approval of a one-for-ten reverse split of Entrust Financial Services, Inc. issued and outstanding common shares.

        2. The consideration of any matters, which may properly come before the Meeting, or any adjournment thereof. At this time, the Board of Directors is not aware of any other business to come before the Meeting.

        Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on December 28, 2001 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

        You are requested to fill in and sign the enclosed form of Proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                                                                                                                          By Order of the Board of Directors
                                                                                                                                          Scott J. Sax, President

Denver, Colorado
January 3, 2002

        YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

Entrust Financial Services, Inc.
6795 E. Tennessee Ave., 5th Floor
Denver, Colorado 80224

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 15, 2002

        This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of Directors of Entrust Financial Services, Inc. for use at the Special Meeting of Shareholders, to be held at 6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224 on January 15, 2002, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Reference in this document to “us,” “we,” “our,” or “the Company” refers to Entrust Financial Services, Inc. its predecessor and its subsidiaries.

        Shareholders of record at the close of business on December 28, 2001 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to us. Any such revocation must show the shareholder’s name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Where no instructions are indicated, Proxies will be voted “FOR” the one-for-ten reverse split of our issued and outstanding common shares to be considered at the Special Meeting or any adjournment thereof. We plan to mail proxy materials to shareholders of record on or about January 3, 2002.

VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
OWNERSHIP OF MANAGEMENT

        The approval of the proposals set forth in this Proxy Statement requires the affirmative vote of a majority of the shares entitled to be voted at the Meeting.

        All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote. Only shareholders of record at the close of business on December 28, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of December 28, 2001, we had approximately 22,676,227 shares of common stock outstanding.

VOTING

        Pursuant to the terms of our Articles of Incorporation every shareholder voting for the election of directors is entitled to one vote for each share. A shareholder may vote each share once for the proposed one-for-ten reverse split of our issued and outstanding common shares.

ACTION TO BE TAKEN UNDER THE PROXY

        Proxies in the accompanying form that are properly executed and returned will be voted at the Special Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: “FOR” the approval of a one-for-ten reverse split of our issued and outstanding common shares, and “FOR” the consideration of any matters which may properly come before the Meeting, or any adjournment thereof.

        At this time, our management is not aware of any other business to come before the Meeting. If, however, any other matters properly come before the Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their judgement on such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Meeting from time to time.

OUR DIRECTORS AND EXECUTIVE OFFICERS

        Our Directors and Executive Officers, their ages and positions are as follows:

NAME                        AGE        POSITION HELD

James Saunders               52        Chairman and Director

Scott J. Sax                 31        President and Director

Patricia W. Saunders         52        Secretary, Treasurer and
                                       Director

Richard M. Muller            48        Director

Matthew Connolly             47        Director

        Our Directors will serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. The officers serve at the discretion of our Directors. Scott Sax is the son-in-law of James Saunders and Patricia W. Saunders. James Saunders and Patricia W. Saunders are husband and wife. Otherwise, there are not any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

James Saunders

        Mr. Saunders has been our Chairman and a Director since 2000. He has been involved with the mortgage industry since 1981 and has served as managing director of both large retail and wholesale mortgage companies including Southern Network Mortgage, Express Mortgage, Equityline Financial Services, Inc., and EMB Mortgage. He has developed large commercial and residential real estate projects and has served as President of three different Kiwanis International chapters. Mr. Saunders has a university college degree from the University of Florida.

Scott J. Sax

        Mr. Sax has been our President and a Director since 1999. He has been involved with us through Entrust Mortgage since 1999 and has also been the President of Entrust Mortgage during this period. From 1997 to 1999, he was Operations Manager of EMB Mortgage Corp., a private mortgage company. From 1993 to 1997, he was an officer of Investment Consultants, Inc., which did business as Equityline Financial Services, Inc. Mr. Sax as a B.S. degree in Management from Georgia Institute of Technology.

Patricia W. Saunders

        Ms. Saunders has been our Secretary-Treasurer and a Director since 1999. She has been involved with us through Entrust Mortgage since 1999 and has also been the broker compliance manager of Entrust Mortgage during this period. From 1993 to 1999, she was President of Investment Consultants, Inc., which did business as Equityline Financial Services, Inc. From 1987 to 1992, she was President of Administrative and Management Consulting Services, Inc. Ms. Saunders has a B.S. degree in Marketing from the University of Florida.

Richard M. Muller

        Mr. Muller has been a Director since 1999. From 1999 to the present, he has been the Chief Financial Officer of Isotec, Incorporated, a Colorado security systems company. From 1986 to the present, he has been involved in various capacities with Denora Corporation, a private multi-national investment company. Mr. Muller has a B.S. degree in Business Administration from the University of Colorado.

Matthew Connolly

        Mr. Connolly has been a Director since 2000. He is a Certified Public Accountant. In the 1970’s, he became involved with the accounting firm of Kaufman, Rossin, and Company. For more than the past five years, he has had his own accounting firm. He has extensive experience with public companies and profession qualifications in strategic planning, finance, budgeting, as well as public company operations and valuations. Mr. Connolly has a BS degree in Accounting from Northern Arizona University.

        The Board of Directors has established a Compensation Committee, which consists of Messrs. Muller and Connolly. Otherwise, the Board of Directors has no committees. Members of the Board of Directors receive no additional compensation for their service on the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934.

        Section 16(a) of the Securities Exchange Act of 1934 (the “34 Act”) requires our officers and directors and persons owning more than ten percent of our Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Additionally, Item 405 of Regulation S-B under the 34 Act requires us to identify in our proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Given these requirements, we have the following report to make under this section. No filings were required of our Officers or Directors in the last fiscal year.

        The following table sets forth the Summary Compensation Table for the Chief Executive Officer and the other compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the last three completed fiscal years. Except as indicated in the footnotes to this section, no other compensation not covered in the following table was paid or distributed by the Company to such persons during the period covered. Employee Directors receive no additional compensation for service on the Board of Directors.

                                  SUMMARY COMPENSATION TABLE

                           Annual Compensation                Long Term Compensation
                           -------------------                ----------------------
                                              Awards                  Payouts
                                      --------------------    ----------------------
Name                                             Other         Restricted     All
 and                      Salary      Annual     Stock(1)(3)     LTIP        Other
Principal(1)(2)(3)        Compen-      Bonus     Compen-         Award(s)    Options/
Position           Year   sation($)     ($)      sation ($)
-----------------  ---    --------    -------   -----------   -----------   ---------

James              2000    $154,038     --          --            --            --
Saunders
Chairman(1)

Scott J.           2000    $154,823     --          --            --
Sax                1999      52,500
President(2)       1998       -0-       --          --            --           --

Patricia W.        2000    $ 34,097     --          --            --           --
Saunders           1999      20,769
Treasurer(2)       1998       -0-       --          --            --           --

J. Dean            2000       -0-       --          --            --           --
Burden             1999      13,080
President(3)       1998      59,259

         (1)   Mr. Saunders became an officer in 2000.

         (2)   Mr. Sax and Ms. Saunders became officers in 1999.

         (3)   Mr. Burden resigned from all offices in 1999.

        With our Equity Incentive Plan as approved by our board of directors on June 22, 2001, we have established a compensation committee for the grant of shares and stock options. Otherwise we have no retirement, pension, insurance or other similar programs but plan to establish such programs in the future, although there are no definitive plans to do so at this time.

REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING
COMMMON SHARES

        We propose to issue, on the effective date of reverse stock split, one new common share for each ten shares of our issued and outstanding common shares. We will round all fractional shares up to the next whole share.

        The principal reason for the reverse stock split is to qualify our common shares to be exempt from the “penny stock” rules of the Securities and Exchange Commission (the “SEC”).

        The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in “penny stocks”. Generally, penny stocks are equity securities with a price of less than $5.00 (other than securities registered on national securities exchanges or quoted on the NASDAQ system). So long as our common shares are traded for less than $5 per share, our shares will be subject to the SEC’s penny stock rules unless (1) our net tangible assets exceed $5,000,000 during its first three years of continuous operations or $2,000,000 after our first three years of continuous operations; or (2) we have had average revenue of at least $6,000,000 for the last three years. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prescribed by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. As long as our common shares subject to the penny stock rules, shareholders may find it difficult to sell their common stock.

        We plan to have our common shares become exempt from these regulations by being listed on a national exchange or NASDAQ. The first step in this listing process is to have a higher price for our common shares. We believe that the reverse split will have the ultimate affect of increasing the share price above the required minimum.

        We have recently decided to direct the focus of our business exclusively on mortgage banking. The mortgage banking business has been profitable for the past two years, and our management believes that our common shares will trade at a multiple of earnings based upon the industry profile for mortgage banking companies. Our management believes that reducing the number of outstanding shares of common stock will encourage a higher trading price for our common shares in the future, based upon anticipated profitability. Management further believes that, in general, low trading prices have an adverse impact on the efficient level of the trading market for securities. In particular, brokerage firms often charge higher commissions for transactions involving low-priced stocks than they would for the same dollar amount of securities with a higher per share price. Some brokerage firms will not recommend purchases of low-priced stocks to their clients or make a market in such stocks, which tends to adversely affect the liquidity for shareholders. In addition, a low priced stock adversely affects a corporation’s ability to obtain equity financing.

        Our shareholders will be required to send their existing share certificates to our transfer agent in exchange for a new certificate. The individual shareholders shall pay the costs of the new certificates. Our management believes that it is imperative to preserve our cash and control expenses. Therefore, we have made the difficult decision to require shareholders to pay the expense of converting their share certificates.

        The persons named in the accompanying form of Proxy intend to vote such Proxy FOR the adoption of the reverse split unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the proposal. The proposal must be approved by an affirmative vote of a majority of our issued and outstanding common shares at the Special Meeting of shareholders. Our Board of Directors recommends that shareholders vote FOR the proposal.

OTHER MATTERS

        As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, it is intended that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

SOLICITATION OF PROXIES

        The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors, officers, and regular employees may solicit Proxies personally or by telegraph or telephone, without additional compensation.

NOTICE TO BANKS, BROKERS/DEALERS,
VOTING TRUSTEES, AND THEIR NOMINEES

        Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

                                                                                                                                          Entrust Financial Services, Inc.

                                                                                                                                          By: Scott J. Sax
                                                                                                                                              President

Dated: January 3, 2002

PROXY
Entrust Financial Services, Inc.
6795 E. Tennessee Ave., 5th Floor
Denver, Colorado 80224

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

        THE UNDERSIGNED hereby appoints and constitutes Scott J. Sax and James Saunders, and each of them, as his true and lawful agents and proxies, with full power of substitution and revocation in each, to attend, represent and to vote the shares of common stock of the undersigned at the Special Meeting of Shareholders of Entrust Financial Services, Inc., to be held at 6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224, on January 15, 2002, at 10:00 a.m., local time and at any adjournment thereof, on all matters coming before said meeting.

        Management recommends a vote FOR items 1 and 2. SHARES WILL BE SO VOTED UNLESS YOU INDICATE OTHERWISE:

1.	To approve a one-for-ten reverse split of our issued and outstanding common shares.

                                                   FOR               AGAINST               ABSTAIN

2.	To consider and act upon any matters which may properly come before the Meeting or any adjournment thereof. The Board of Directors is not aware of any business to come before the Meeting:

                                                   FOR               AGAINST               ABSTAIN

Dated:                                           , 2002.

(Printed Name of Shareholder)

(Signature of Shareholder)

        This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By Duly Authorized Officer.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE PROPOSITION.